Exhibit 10.1

FORM OF
SECOND AMENDMENT TO THE
DIVERSIFIED RESTAURANT HOLDINGS, INC.
STOCK OPTION AGREEMENT OF 2010

THIS AMENDMENT is hereby adopted by and between Diversified Restaurant Holdings, Inc. (the “Company”) and the individual named below, effective as of July 28, 2016.

WHEREAS, the Company entered into a Nonqualified Stock Option Agreement (the “Agreement”) with the individual named below (the “Optionee”) on July 31, 2010, as previously amended by a First Amendment thereto;

WHEREAS, the parties desire to amend the Agreement to extend the Option Period;

NOW THEREFORE, the Agreement is hereby amended as follows:

1.	Subparagraph a. of Section 2 of the Agreement is amended to read as follows:

a.	The term of the Option granted herein shall commence as of the Option Grant Date and end nine years from such date (such period referred to sometimes hereinafter as the "Option Period").

2.    Except as amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment is adopted by the Board of Directors and the individual named below, effective as of the date first above written.

DIVERSIFIED RESTAURANT
HOLDINGS, INC.

____________________________________
By:
Its:

[CORPORATE SEAL]

OPTIONEE

____________________________________
Name: